UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2013

Item 1. Report to Stockholders.

Annual Report

November 30, 2013

GoodHaven Fund

Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1

Portfolio Management Discussion and Analysis	9

Sector Allocation	13

Historical Performance	14

Schedule of Investments	15

Statement of Assets and Liabilities	18

Statement of Operations	19

Statements of Changes in Net Assets	20

Financial Highlights	21

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	31

Expense Example	32

Approval of Investment Advisory Agreement	34

Trustees and Executive Officers	37

Additional Information	40

Privacy Notice	41

GoodHaven Fund

PERFORMANCE FOR THE FISCAL YEAR ENDED 11/30/2013

The GoodHaven Fund	+19.74%
S&P 500 Index (with dividends reinvested)	+30.30%

CUMULATIVE PERFORMANCE SINCE INCEPTION TO 11/30/2013*

The GoodHaven Fund	+43.84%
S&P 500 Index (with dividends reinvested)	+44.06%

* The Fund commenced operations on April 8, 2011.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.  The annualized gross expense ratio of the GoodHaven Fund is 1.10%.

January 9, 2014

Dear Fellow Shareholders of the GoodHaven Fund (the “Fund”):

For the Fund, last fiscal year was a tale of two six-month periods.  In a red-hot stock market, we ended the first six months up roughly 17%, slightly outperforming the S&P 500 index despite a large cash position and maintaining a significant advantage versus the S&P since inception.  For the second six months, the value of the Fund rose further, as we ended the year up nearly 20%, but far less than the S&P 500 as the broad stock indexes continued to rocket higher.  Since inception on April 8, 2011 and through November 30, 2013, we’ve earned about 14.7% per annum and have roughly kept pace with the S&P 500 Index.  Relative returns are important, but absolute returns are ultimately what can be spent.  In our opinion, we and our fellow shareholders have little reason to complain so far.

Without overly weighting recent results, we think it’s appropriate to identify for you the reasons why recent performance diverged from indexes – something we expect (in either direction) from time to time.  First, there was a lack of volatility to help us purchase securities at advantageous prices.  Second, general price levels rose significantly, with increasingly speculative activity.  In simple terms, investors decided to pay much higher prices for not much more in earnings.  Third, we didn’t swing at some hittable pitches and paid a price for hesitating.  Fourth, a few of the Fund’s holdings are insensitive to broad market movements, and are expected to modestly offset market declines – qualities that proved unnecessary and unprofitable over the last twelve months.  Last and perhaps most importantly, large subscription inflows nearly doubled the Fund’s size since last November, temporarily leaving us

GoodHaven Fund

with more cash than sensible opportunities.  Currently, cash and equivalent holdings are substantial but down slightly from mid-year as a percentage of the overall portfolio despite inflows.

All of the above said, we are not overly concerned about short-term results, are not crying over positive double-digit absolute returns, and are not changing the consistency of our approach or our strategy.  During 2013, many asset classes experienced de minimus or negative returns.1  We are pleased that since the inception of the Fund, we have kept pace with the S&P 500 Index during a period of strong absolute returns while retaining significant liquidity, flexibility, and a risk profile we believe to be lower than many competitors.

Today, new opportunities seem more limited than those of a couple of years ago, and though we are optimistic about the long-term, the investment world has grown more ebullient than we prefer.  However, like the weather on Mount Washington in New Hampshire, conditions on Wall Street can and do change fast.  Berkshire Hathaway’s Warren Buffett and Charlie Munger have often observed that having liquidity when others don’t and being prepared to react quickly can be huge strategic advantages.  The greatest difficulty for most is remaining sufficiently patient to allow these strategies to play out.

We believe that the Fund’s current liquidity may prove to be a significant advantage in today’s investment world at a time when many seem to think that risk has disappeared.  Investors tend to hoard cash when securities bargains are plentiful and complain about it when its value (in terms of what it will buy) is about to soar.  In 2013, after five years of market rally with leading indexes nearly tripling in price, investors treated cash holding as trash.  We recognize that there has been an opportunity cost to holding cash this year, but too many managers are willing to accept the risk of large loss for small prospective returns.  We won’t.  We simply try to employ as much of the Fund’s cash as we think prudent given the opportunities we see.2

During our tenure, we have also tried to avoid large amounts of interest rate risk, given a common sense belief that the Federal Reserve’s quantitative easing and zero interest rate policies cannot permanently suppress bond yields at or near generational lows.  Extended attempts to manipulate bond yields lower are likely to have significant negative effects.  Though U.S. Treasury yields are still at absolutely low

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1
For example, short-term U.S. Treasury bills yielded a fraction of 1% for the year, U.S.Treasury bond total returns were -13.4%  for the year as measured by the iShares Barclays Long-Term Treasury ETF and -12.5% for the Vanguard Long-Term Government Bond ETF (source: http://www.etfreplay.com/summary.aspx), inflation was roughly 1.5% as measured by the Consumer Price Index, and gold investments fell by 28.3% as measured by the GLD ETF.

2	For a more in-depth description of how we think about cash in the Fund, please see the Portfolio Managers’ Letter from the GoodHaven Fund 2013 Semi-Annual Report.

GoodHaven Fund

levels, U.S.  ten year notes and thirty year bonds saw recent yields bottom at 1.43% and 2.46%, respectively, and current yields now sit at approximately 2.97% and 3.88%.3  The three-decade tailwind of falling rates seems to have disappeared.  What worked yesterday may not work tomorrow.

Investors should also be questioning whether recently low levels of inflation will persist.  Historically, inflation has been a pernicious tax on low and middle-income citizens and a problem for many businesses.  Yet today’s central bankers are desperately trying to create it.  Instinct says the bankers should probably be mindful of exactly what they are wishing for – once out of the bottle, the inflation genie doesn’t like to go back.  Paul Volcker, former Chairman of the Federal Reserve during it darkest days of inflation fighting in the early 1980s, was an early skeptic of the benefits of inflation as an economics student.  Volcker recalled,

“It all sounded too easy.  Push this button twice and out pops full employment.  Equations do not work as well on people as they do on rockets.  I remember sitting in class at Harvard listening to [fiscal policy expert] Arthur Smithies say, ‘A little inflation is good for the economy.’  And all I can remember after that was a word flashing in my brain like a yellow caution sign: ‘Bullsh**’.  I’m not sure exactly where that came from…but it’s a thought that never left me.”4

We think Volcker was right to inherently distrust inflation, which is more palatable to politicians than unemployment, and remain skeptical that current confidence in central bank policies is warranted.  Ultra-low rates and significant money printing are historically associated with inflationary busts.  Given high sovereign deficits, massive and growing sovereign debts, and accommodative central bankers, we believe investors should be concerned about the possibility of future inflation or associated currency weakness, though neither is yet evident in most government statistics.5

While limited with respect to certain investments, the GoodHaven Fund has the ability to invest in a wide variety of securities and asset classes.  No matter the environment or potential clouds on the horizon, we assume that most of the time there will be potentially interesting investments to make out there – we just have to keep searching and find one or two that can move the needle.  And while it is not

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3	References to yields are as of 7/25/2012 and 1/9/2014, respectively.

4	From the book:Volcker, The Triumph of Persistence by William L. Silber. p.31.

5
By using “hedonic” adjustments and reducing the weighting of food and energy, current Consumer Price Index (CPI) statistics have almost certainly understated significant changes over the last several years in the cost of living for the typical family.

GoodHaven Fund

always apparent, we have been looking diligently (see our discussion about Harbinger Group and Stolt-Nielsen below).  However, rapidly rising equity prices mean that we are being asked (generally) to accept less value in exchange for our cash when we buy a new investment.  Given the magnitude of Mr. Market’s price rise, we won’t automatically buy more of what the Fund already owns as new cash comes in unless the price is right for a new purchase.  Chasing new highs is not a value investing strategy.

We believe our current equity portfolio has significant room for further appreciation.  For example, when appropriate adjustments are made to translate GAAP6 to cash earnings, we believe our ten largest investments sell at a significant discount to the market as a whole when measured by either adjusted cash earnings or book value.7  These valuations did allow us to add materially to some existing holdings as cash came in the door, as we believe our portfolio has less downside and significant upside when compared to market indexes.

Our largest and most profitable investment to date remains Hewlett-Packard, on which we have today a significant unrealized profit.  Even after gains, HP is still modestly valued – currently trading at about eight times 2014 estimated cash profits.  We have written about HP extensively in the past: to summarize, we believe the business is beginning to stabilize overall even as the mix of products and services is changing.  The printing business – an important source of cash generation – appears to have stabilized already.  If the rest of the business develops as expected, we believe there is additional room for profit.

We also continue to maintain investments in technology giants Microsoft and Google.  Microsoft has appreciated since we began to buy over two years ago, but remains modestly valued due to fears over potential erosion of its Windows near-monopoly and ongoing losses in its consumer and Internet businesses.  Nevertheless, our research suggests that not only is Microsoft deeply embedded in large and mid-sized businesses in a variety of ways (Microsoft Office, Server Tools, etc…) but that many information technology officers are impressed with the strategic focus of

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6
GAAP, or Generally Accepted Accounting Principles, is a collection of commonly followed accounting rules and standards used for financial reporting that are promulgated and administered by the AICPA and FASB. However, as with any system of accounting, there may be significant differences between the cash generated by a business and the reported profits of that business under GAAP.

7
Adjusted cash earnings and book values are simplistic proxies (shorthand) for indicative valuation and are sourced from Capital IQ and GoodHaven estimates. By themselves, the figures do not imply that any specific investment or that the portfolio as a whole will be profitable, but we believe there is some illustrative value in performing such comparisons from time to time.  Our actual valuation work involves more detailed analysis of assets and cash flows.  Book value may be a more appropriate measure for certain types of businesses with large earnings variability, such as insurance and holding companies.

GoodHaven Fund

Microsoft and its relevance to their operations.  Consumer miscues are and continue to be a side-show to the business-facing goliath that composes the largest part of the Microsoft business.  The company may also face a transition where its Windows operating system franchise erodes, but other parts of the company are growing, most are generating significant free cash flows, and the company has a number of important product lines that remain essential in today’s business world.  We believe that the appointment of a new CEO may serve as a catalyst to unlock further value from Microsoft shares.

Google continues to perform financially and its stock price has responded, rising significantly above our cost.  Our research continues to suggest that Google has huge reinvestment opportunities for its cascade of cash resulting from exceptional operations in its various divisions, most of which center around advertising.  Of all of our holdings, Google may be the closest to fair value, however the business is so exceptional and the growth profile so compelling that we are reluctant to part with the shares.8  Given historical earnings volatility, we may get another chance to buy more down the road.  Worthy of note, both Microsoft and Google retain huge cash hoards that have contributed almost nothing to earnings in a zero interest rate environment.  Rising rates should help, not hurt.

In the aggregate, we now have a reasonably sized holding in the energy business, particularly focused on natural gas.  Huge discoveries of “shale gas” in the United States led to a drilling boom and then a sharp decline in gas prices.9  We made our initial investments over a year ago as panicked investors drove gas prices to $2 per thousand cubic feet (“MCF”), well below the level that most need to generate profits.  Current natural gas pricing is closer to $4 per MCF.  Our current holdings consist of Devon Energy, Exco Resources, WPX Energy, and Birchcliff Energy.  Of these, Exco and WPX recently experienced leadership changes, which we believe may act as a catalyst to improve operations.

Although natural gas prices are heavily influenced by weather, there are some good reasons to think that another huge price bust may not occur for a while.  Crude oil contains about 6 times more energy than natural gas while the price of crude oil has recently ranged between 20 and 25 times the price of natural gas.  We expect that gap to narrow as industrial users attempt to make substitutions.  More importantly, severe regulatory restrictions on the burning of coal and the building of new

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8
Regardless of the attractiveness of a business or a previously stated reluctance to sell, we may well dispose of any position in the Fund should our views about fundamental business trends or valuations materially change.

9
Those interested in learning more about the natural gas industry boom should read a wonderful new book titled:The Frackers: the outrageous inside story of the new billionaire wildcatters by Gregory Zuckerman.

GoodHaven Fund

coal-fired plants continue to increase the market share of natural gas in electrical generation.  Furthermore, a small but growing part of the commercial transportation business is converting from diesel to natural gas.  Lastly, there are a number of permits in progress to create modest but meaningful export capacity for natural gas to take advantage of large price differentials, such as in Japan where landed prices per MCF are more than four times U.S. wellhead prices.  Given relatively soft valuations and a bright longer-term outlook, we continue to look for additional opportunities in this area.

Late in the fiscal year, the Fund bought a modest number of shares of publicly-traded Harbinger Group in a private and temporarily illiquid transaction.  Participating with Leucadia National and other investors, we bought at a 15% discount to publicly quoted market value and a much larger discount to our estimate of intrinsic value.  The transaction came about when a hedge fund manager was forced to sell a sizeable number of shares of this public company to meet hedge fund redemptions and we were able to help facilitate the sale.  Unfortunately, we were unable to purchase as much as wanted, but our pre-tax profit on this investment is roughly 35% to date.  This was a good example of the flexibility that the Fund has to participate in a variety of asset classes and security types and we try to keep our eyes open for similar potential investments – hopefully where we can deploy a greater percentage of capital.

We also invested a small percentage of capital in Stolt-Nielsen, a leading global provider of bulk-liquid transportation, storage, and distribution services.  The company is listed on the Oslo Stock Exchange, has significant owner/managers, has an excellent reputation, and has been able to grow over time.  Some of Stolt’s competitors were hit hard by the most recent economic downturn and there has been consolidation in the chemical shipping industry, which is highly specialized.  The price jumped shortly after our initial purchase and we have not had an opportunity since to meaningfully increase the investment at a compelling price.  However, hope springs eternal.

During the year, we also made a substantial purchase of some gold-mining securities after the price of gold plunged and industry stock prices collapsed.  In a grand tradition of running toward the smell of smoke, we continue to look for similar opportunities and recently added to common equity investments and bid on some distressed debt in this area.  We believe that Barrick Gold is particularly timely given the magnitude of the price decline, disappointment regarding recent dilution – which dismayed many investors but improved the balance sheet, management and board changes, and a renewed focus on cash flow and profits rather than size.  Barrick owns unique and valuable assets with low operating costs and any rebound in metals prices should benefit the company’s stock price disproportionately.

GoodHaven Fund

Despite a general lack of obvious alternatives to deal with burdensome debt loads around the world, few are seriously contemplating the possibility of high inflation today.  Our metals and energy investments hurt performance last year but were acquired at what appear to be bargain prices compared to cash flows, asset values, and past stock market valuations.  Gold is down nearly 40% from its peak of a couple of years ago with silver down even more, while natural gas has recouped a bit off extreme lows even as crude oil has declined.  We think our current holdings represent long-dated and valuable warrants with huge profit potential should the central bankers’ money-printing games not work out so well.

The two of us have been managing investment portfolios long enough that we have a strong (though admittedly imperfect) sense of speculation and emotional excess.  Recently, we have seen record stock market highs (after indexes roughly tripled from crisis lows), record corporate profit margins (which tend to regress to the mean), rapidly increasing amounts of corporate debt (with fewer and fewer protections for debt holders and record amounts of borrowings), near record margin debts (usually associated with market peaks), rising intermediate and long term interest rates (but from extraordinarily low absolute levels), extreme bullishness among investment advisors (normally a contrary indicator), and fairly high average equity valuations (and higher than they appear if you believe profit margins will recede).

In addition to the above factors, central bankers are still flooding the world with cash and record levels of sovereign debt continue to climb.  Our normally active caution gene should be (and is) working overtime.  When we can identify a better business opportunity and are convinced that the Fund is getting far more than it gives, we will happily part with cash as we’ve done in the past – regardless of economic concerns.  But frankly, we prefer to see more stressed or volatile markets than the euphoric one that we seem to have entered.  Buying high to sell higher is not a strategy that interests us.

To paraphrase Ben Graham, the dean of fundamental securities analysis, the return of one’s capital is just as important as the return on one’s capital.  We are significant shareholders of the Fund and act like it, only buying for the Fund and its shareholders at a price we are willing to pay ourselves.  Furthermore, we continue to behave as though each of our shareholders has entrusted a material portion of their accumulated wealth to us and that your investment is truly important to you.  We can’t control the market’s ups and downs, but we can work hard to avoid permanent loss of capital.

GoodHaven Fund

Any fool can look like a hero by rolling dice or using leverage in a rising market.  We’re in a different game, trying to earn competitive returns while working hard to avoid foolish risks.  To put it in the terms of the classic board game of Monopoly, we’ve worked too hard and too long to go back to GO.  Our first goal is to preserve capital and our second is to earn the highest returns consistent with the former.  Notwithstanding the occasional bumps in the road, our conclusion to date is: so far, so good.

We appreciate your trust and support.

Sincerely,

Larry Pitkowsky	Keith Trauner

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.  It is not possible to invest directly in an index.

We define free cash flows as the cash generated from business operations less all cash expenses necessary to maintain the business in its current competitive condition.

Must be preceded or accompanied by a prospectus.

The opinions expressed are those of Larry Pitkowsky and/or Keith Trauner through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.  This material may include statements that constitute “forward-looking statements” under the U.S. securities laws.  Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments.  The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.  The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein.  While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided.  Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities.  The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent.  Information included herein is not an indication of the Fund’s future portfolio composition.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The Net Asset Value (“NAV”) of the GoodHaven Fund was $28.26 at November 30, 2013, based on 19,584,208 shares outstanding.  This compares to the Fund’s NAV of $27.66 at May 31, 2013, an NAV of $24 at November 30, 2012, and an NAV of $20.00 at inception on April 8, 2011.  Please note that except where otherwise indicated, discussions in this MD&A relate to the annual period ended November 30, 2013.  The Fund’s performance for the period December 1, 2012 to November 30, 2013 was a gain of 19.74% compared to a gain of 30.30% for the S&P 500 Index.  Since inception on April 8, 2011 and through November 30, 2013, the Fund’s cumulative annualized performance is a gain of 14.72% compared to an increase of 14.79% for the S&P 500 Index.  All comparisons assume reinvested dividends.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

The portfolio managers believe that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months.  Furthermore, the S&P 500 Index is an unmanaged index incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.  Below is a table of the Fund’s top ten holdings and categories as of November 30, 2013.

Top 10 Holdings*	%	Top Categories**	%
Hewlett-Packard Co.	9.9%	Cash and Equivalents	30.5%
Spectrum Brands Holdings, Inc.	7.0%	Computers &
Walter Investment		Peripheral Equipment	10.6%
Management Corp.	5.2%	Oil & Gas Exploration &
Microsoft Corp.	5.2%	Production	7.6%
Leucadia National Corp.	4.2%	Computer & Internet Software	7.6%
Barrick Gold Corp.	3.7%	Diversified Holding Companies	7.2%
Staples, Inc.	3.1%	Consumer Products	7.0%
White Mountains		Retailing	5.6%
Insurance Group	2.9%	Loan Servicing	5.2%
WPX Energy, Inc.	2.9%	Property/Casualty Insurance	5.1%
Sears Holdings Corp.	2.5%	Metals & Mining	5.1%
Total	46.6%	Total	91.5%

*	Topten holdings excludes cash, money market funds and Government and Agency Obligations
**	Where applicable, includes money market funds and short-term Government and Agency Obligations

GoodHaven Fund
PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

Shareholders should note that the Fund’s assets have increased significantly during the fiscal year from a combination of new shareholder subscriptions and capital appreciation to approximately $553 million at November 30, 2013, and that the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above.  For example, since the end of the last fiscal year, the Fund has added to existing investments and made new investments that, in the aggregate, may be considered material.

The Fund’s investments having the most positive impact on portfolio performance for the year ended November 30, 2013 were Hewlett-Packard, Spectrum Brands Holdings, Microsoft, Google, and Sears Holdings, with lesser but significant gains from a variety of other securities.  Hewlett-Packard rose as its business began to stabilize and the company was able to generate significant positive cash flows to pay down debt, pay dividends, and repurchase shares.  Spectrum Brands rose as the company successfully integrated a sizeable acquisition and cash flows continued to grow.  Microsoft rose as investors cheered the possibility of a new CEO, the addition of an activist investor’s representative to the Board, and continued significant earnings and free cash flow.  Google continued to report rapid growth, particularly given the size of its existing businesses and generated large cash flows and high profit margins.  Sears rose as investors seem to believe that rising real estate values and the spin-off of certain assets more than offset deterioration in the retail business.  During the period, we also sold a significant part of our investment in Sprint at a sizeable gain to Softbank of Japan.

The Fund’s investments having the most negative impact on the portfolio for the year ended November 30, 2013 were Barrick Gold, Exco Resources, and Birchcliff Energy.  Barrick declined as gold prices fell sharply, the company delayed its Pascua Lama project straddling the border of Chile and Argentina, and completed a dilutive equity offering which was not well received by investors despite improving the balance sheet.  Exco Resources fell as natural gas prices seemed to plateau, the CEO was ousted, and the company commenced a rights offering to existing shareholders.  Birchcliff fell as depressed natural gas prices in Canada continued to lag behind those in the United States, despite ongoing business progress.

During the period, in addition to securities mentioned above, we disposed of some small investments at modest gains.

The managers of the Fund do not believe that a decline in a security price necessarily means that the security is a less attractive investment.  The opposite may be the case in that price declines may represent significant investment opportunities.  We do not believe that volatility – or the bouncing around of stock prices – is the same thing as risk, which we define as the chance that an investor will permanently lose money in an investment.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

The Fund’s turnover rate, a measure of how frequently assets within a fund are bought and sold by the managers, remains at reasonably low levels and is consistent with the strategies, generally long-term in nature, of GoodHaven Capital Management, the Fund’s investment advisor.  Importantly, there may be times when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

The portfolio managers believe that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to have significant liquidity available both in cash holdings as well as short-term fixed income investments.  Over time, we expect the Fund’s level of cash to vary significantly and could be higher or lower than shown on the most recent Schedule of Investments.

Currently, the Fund is operating with a substantial position in short-term government securities cash and equivalent investments.  This position is larger than we would normally carry and is reflective of several factors.  First, the Fund experienced significant cash inflows due to new shareholder subscriptions during the fiscal year, much of which occurred after the stock market had already experienced a significant rally.  Second, the rise in general stock prices has made bargains more difficult to find and slowed reinvestment.  Third, for a variety of factors, we believe that having a cash cushion at a time of generally elevated prices and investor ebullience is a strategic advantage.  It is our intention to invest a significant portion of current liquidity in an opportunistic manner when bargains meeting our investment criteria appear.  However, it is possible that the Fund may have a significant cash position for an extended period of time if, in the opinion of the portfolio managers, market conditions are unfavorable.  At times when liquidity is high, the Fund may underperform a strongly rising stock market.

In addition, the Fund has begun to carry a portion of its cash and investments in short-term government securities of countries other than the United States.  Although under normal circumstances we would not expect any sort of default from the U.S. government, such defaults have been threatened on multiple occasions in recent years.  Though it is not our intention to avoid dollar denominated investments generally, we believe it is prudent to modestly diversify cash holdings.  There are a number of reasons we believe diversification is prudent, including, but not limited to, a growing desire by non-U.S. countries to transact in currencies other than the U.S. Dollar, and central bank policies that seem explicitly designed to create inflation, which tends to reduce the value of the dollar relative to more stable alternatives.  To-date, currency translation has resulted in modest losses from these short-term, non-U.S. holdings.  Although we believe these losses will reverse over time, further currency translation loss is possible and a diversification of short-term investments does not assure a profit or protect against a loss in a declining market.  Generally, we

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period.

To reiterate our view on liquidity, the portfolio managers believe that a certain amount of liquidity may benefit shareholders in several ways – by preventing liquidation of securities to meet modest levels of redemptions, by providing ammunition to purchase existing or new holdings in declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will blindly seek liquidations during periods of market stress when they know that the Fund is less likely to be in a position where forced liquidation could adversely impact the net asset value of the Fund.  That said, if bargains meeting our criteria seem plentiful, we are likely to have significantly less liquidity under such conditions than has been the case since inception.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639.  Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified fund.

As of November 30, 2013, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 177,005 shares of the Fund.  It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

SECTOR ALLOCATION at November 30, 2013 (Unaudited)

Sector	% of Net Assets

Cash and Equivalents*	30.5%
Computers & Peripheral Equipment	10.6%
Oil & Gas Exploration & Production	7.6%
Computer & Internet Software	7.6%
Diversified Holdings Companies	7.2%
Consumer Products	7.0%
Retailing	5.6%
Loan Servicing	5.2%
Property/Casualty Insurance	5.1%
Metals & Mining	5.1%
Miscellaneous Securities	2.2%
Marine Services & Equipment	1.9%
Financial Services	1.4%
Guernsey Investment Fund	1.0%
Telecommunications	1.0%
Waste Treatment & Disposal	1.0%
Net Assets	100.0%

*	Represents cash, short-term Government and Agency Obligations, and other assets in excess of liabilities.

GoodHaven Fund

HISTORICAL PERFORMANCE (Unaudited)

Value of $10,000 vs. S&P 500 Index

Average Annual Total Returns
Periods Ended November 30, 2013

		Annualized	Value of
	One	Since Inception	$10,000
	Year	(4/8/2011)	(11/30/2013)
GoodHaven Fund	19.74%	14.72%	$14,384
S&P 500 Index	30.30%	14.79%	$14,406

This chart illustrates the performance of a hypothetical $10,000 investment made on April 8, 2011 (the Fund’s inception) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would  pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held less than 60 days.

The performance data quoted above represents past performance.  Past Performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

The S&P 500 Index is an unmanaged index which is widely regarded as a standard for measuring large-cap U.S. stock market performance.  Returns include reinvested dividends.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2013

Shares	COMMON STOCKS – 66.3%	Value

	Computer & Internet Software – 7.6%
12,600	Google Inc. – Class A1	$13,350,834
750,000	Microsoft Corp.	28,597,500
		41,948,334

	Computers & Peripheral Equipment – 10.6%
2,005,400	Hewlett-Packard Co.	54,847,690
338,442	Systemax, Inc.1,2	3,881,930
		58,729,620

	Consumer Products – 7.0%
546,111	Spectrum Brands Holdings, Inc.	38,544,514

	Diversified Holding Companies – 7.2%
103,200	Berkshire Hathaway, Inc. – Class B1	12,025,896
350,000	Harbinger Group, Inc.1,2,5	4,200,000
814,082	Leucadia National Corp.	23,331,590
		39,557,486

	Financial Services – 1.4%
290,300	Federated Investors, Inc. – Class B	7,922,287

	Loan Servicing – 5.2%
749,025	Walter Investment Management Corp.1	28,560,323

	Marine Services & Equipment – 1.9%
48,100	SEACOR Holdings, Inc.1	4,475,705
227,134	Stolt-Nielsen Limited	6,209,544
		10,685,249

	Metals & Mining – 5.1%
1,240,000	Barrick Gold Corp.	20,447,600
335,000	Goldcorp., Inc.	7,524,100
		27,971,700

	Oil & Gas Exploration & Production – 7.6%
1,148,200	Birchcliff Energy Ltd.1	7,931,662
181,800	Devon Energy Corp.	11,020,716
1,368,191	EXCO Resources, Inc.	7,237,731
860,299	WPX Energy, Inc.1	15,992,958
		42,183,067

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2013 (Continued)

Shares	COMMON STOCKS – 66.3% (Continued)	Value

	Property/Casualty Insurance – 5.1%
31,287	Alleghany Corp.1	$12,330,207
26,810	White Mountains Insurance Group2	16,161,872
		28,492,079

	Retailing – 5.6%
219,900	Sears Holdings Corp.1	13,970,247
1,095,000	Staples, Inc.	17,005,350
		30,975,597

	Telecommunications – 1.0%
655,799	Sprint Nextel Corp.1	5,502,154

	Waste Treatment & Disposal – 1.0%
163,300	Republic Services, Inc.	5,700,803
	TOTAL COMMON STOCKS
	(Cost $283,135,939)	366,773,213

	GUERNSEY INVESTMENT FUND – 1.0%
762,123	JZ Capital Partners Limited2	5,543,234
	TOTAL GUERNSEY INVESTMENT FUND
	(Cost $4,201,658)	5,543,234

Principal
Amount		FOREIGN GOVERNMENT SECURITIES – 8.8%
CAD	10,500,000	Canadian Government Bond,
		1.000% due 2/1/2014	9,882,184
CAD	10,340,000	Canadian Treasury Bill,
		0.991%, due 3/27/144	9,702,210
NOK	59,700,000	Norwegian Treasury Bill,
		3.159%, due 12/18/134	9,729,807
NOK	119,800,000	Norwegian Treasury Bill,
		1.686%, due 3/19/144	19,471,936
			48,786,137
		TOTAL FOREIGN
		GOVERNMENT SECURITIES
		(Cost $50,109,142)	48,786,137

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2013 (Continued)

Principal
Amount	U.S. GOVERNMENT SECURITIES – 6.3%	Value

	U.S. Treasury Bills – 6.3%
$15,000,000	0.033%, due 1/16/144	$14,999,368
20,000,000	0.073%, due 4/10/144	19,994,180
		34,993,548
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $34,994,095)	34,993,548

	MISCELLANEOUS SECURITIES – 2.2%1,3
	TOTAL MISCELLANEOUS SECURITIES
	(Cost $14,320,422)	12,100,749

	Total Investments
	(Cost $386,761,256) – 84.6%	468,196,881
	Cash and Other Assets in Excess
	of Liabilities – 15.4%	85,347,267
	TOTAL NET ASSETS – 100.0%	$553,544,148

CADCanadian Dollar
NOKNorwegian Krone
1	Non-income producing security.
2	A portion of these securities are considered illiquid. As of November 30, 2013, the total market value of illiquid securities was $13,394,470 or 2.4% of net assets.
3	Represents previously undisclosed securities which the fund has held for less than one year.
4	Coupon represents yield to maturity from the purchase price.
5
Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the value of the security amounted to $4,200,000 or 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2013

ASSETS
Investments in securities, at value (Cost $386,761,256)	$468,196,881
Cash	86,676,486
Receivables:
Fund shares sold	486,334
Dividends and interest	580,399
Total assets	555,940,100

LIABILITIES
Payables:
Investment securities purchased	1,847,404
Fund shares redeemed	54,014
Management fees	404,619
Support services fees	89,915
Total liabilities	2,395,952

NET ASSETS	$553,544,148

COMPONENTS OF NET ASSETS
Paid-in capital	$468,028,752
Accumulated net investment loss	(1,716,481)
Accumulated net realized gain on investments	5,796,886
Net unrealized appreciation on investments
and foreign currency translation	81,434,991
Net assets	$553,544,148

Net Asset Value (unlimited shares authorized):
Net assets	$553,544,148
Shares of beneficial interest issued and outstanding	19,584,208
Net asset value, offering and redemption price per share	$28.26

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund
STATEMENT OF OPERATIONS For the Year Ended November 30, 2013

INVESTMENT INCOME
Dividends (net of $81,820 in foreign withholding taxes)	$4,577,594
Interest	373,637
Total investment income	4,951,231

EXPENSES (NOTE 3)
Management fees	3,788,825
Support services fees	841,962
Total expenses	4,630,787
Net investment income	320,444

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments and foreign currency	5,301,061
Net realized gain on securities sold short	47,857
Change in net unrealized appreciation on investments	58,147,095
Change in unrealized depreciation
on foreign currency translation	(634)
Net realized and unrealized gain on investments	63,495,379
Net increase in net assets resulting from operations	$63,815,823

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2013	November 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$320,444	$1,457,361
Net realized gain on investments, securities
sold short and foreign currency	5,348,918	832,133
Change in unrealized appreciation
on investments and foreign currency
translation	58,146,461	21,818,477
Net increase in net assets
resulting from operations	63,815,823	24,107,971

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,013,445)	(66,565)
From net realized gain on investments	(838,692)	(23,496)
Total distributions to shareholders	(3,852,137)	(90,061)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares1	269,851,241	108,813,234
Total increase in net assets	329,814,927	132,831,144

NET ASSETS
Beginning of year	223,729,221	90,898,077
End of year	$553,544,148	$223,729,221
Undistributed (accumulated) net
investment income (loss)	$(1,716,481)	$1,424,484

1	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2013		November 30, 2012
	Shares	Value	Shares	Value
Shares sold	13,049,069	$344,967,566	5,997,190	$133,399,077
Shares issued in
reinvestment of
distributions	155,776	3,746,428	4,429	86,943
Shares redeemed2	(2,942,351)	(78,862,753)	(1,110,240)	(24,672,786)
Net increase	10,262,494	$269,851,241	4,891,379	$108,813,234

2	Net of redemption fees of $67,412 and $15,591, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

Year Ended	Year Ended	Period Ended
November 30, 2013	November 30, 2012	November 30, 20111
Net asset value at
beginning of year/period	$24.00	$20.52	$20.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income2	0.02	0.21	0.02
Net realized and unrealized
gain on investments	4.65	3.29	0.49
Total from
investment operations	4.67	3.50	0.51

LESS DISTRIBUTIONS
From net investment income	(0.32)	(0.01)	—
From net realized gain	(0.09)	(0.01)	—
Total distributions	(0.41)	(0.02)	—
Paid-in capital from
redemption fees	0.00	3	0.00	3	0.01

Net asset value,
end of year/period	$28.26	$24.00	$20.52

Total Return	19.74%	17.08%	2.60	%4
Portfolio turnover rate	12%	11%	12	%4

RATIOS/SUPPLEMENTAL DATA
Net assets at end
of year/period (millions)	$553.5	$223.7	$90.9

Ratio of expenses to
average net assets	1.10%	1.10%	1.10	%5
Ratio of net investment income
to average net assets	0.08%	0.92%	0.13	%5

1	Commenced operations on April 8, 2011. The information presented is for the period from April 8, 2011 to November 30, 2011.
2	Calculated using the average shares outstanding method.
3	Amount is less than $0.01 per share.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2013

NOTE 1 – ORGANIZATION

The GoodHaven Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances, foreign government securities and U.S. Treasury Bills, having maturity of less than 60 days at the time of purchase are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2013 (Continued)

quoted, thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of November 30, 2013, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2013 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2013.  See the Schedule of Investments for the industry breakouts.

	Level 1	Level 2		Level 3	Total
Common Stocks	$362,573,213	$4,200,000		$—	$366,773,213
Guernsey
Investment Fund	5,543,234	—		—	5,543,234
Foreign Government
Securities	—	48,786,137		—	48,786,137
U.S. Government
Securities	—	34,993,548	1	—	34,993,548
Miscellaneous
Securities	12,100,749	—		—	12,100,749
Total Investments
in Securities	$380,217,196	$87,979,685		$—	$468,196,881

1 There was one government obligation with a total market value of $14,999,368 and a maturity of less than 60 days that is valued at amortized cost.

There were no transfers into or out of Level 1, 2, or 3 during the year ended November 30, 2013 for the Fund.

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes.  Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency.  Fluctuations in foreign exchange rates on investments are not separated from unrealized gain (loss) on investments as foreign currency and currency translations.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2013 (Continued)

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after November 30, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

At November 30, 2013, the Fund deferred, on a tax basis, a late year loss of $374,908, which will be recognized in the following year.

As of November 30, 2013, there were no Capital Loss Carryovers for the Fund.

As of November 30, 2013 the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the tax years of 2011-2013.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2013 (Continued)

F.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Options Contracts.  When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2013 (Continued)

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities.  The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns.  Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines.  As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

The Fund had a quarterly average of 1,030 purchased option contracts open during the fiscal year. At November 30, 2013, the fund held no options.

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the fiscal Year ended November 30, 2013:

Change in
Unrealized
	Location of	Realized	Appreciation
	Gain (Loss)	Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives	on Derivatives
Hedging	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts	Net realized and	$(485,382)	$—
unrealized gain (loss)
on investments
and options

J.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended November 30, 2013, the following adjustments were made:

Undistributed	Accumulated
Net Investment	Net Realized	Paid In
Income/(Loss)	Gain/(Loss)	Capital
$(447,964)	$447,964	$ —

K.
Recent Accounting Pronouncement.  In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.  This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2013 (Continued)

Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management has evaluated ASU 2013-01 and determined there is no impact to the Fund.

L.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through date the financial statements were available to be issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

GoodHaven Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund.  Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets.  For the fiscal year ended November 30, 2013, the Fund incurred $3,788,825 in Management fees.

The Fund has also entered into a support services agreement with the Advisor.  Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal, audit, and acquired fund fees and expenses.  The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation.  Under the Support Services Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets.  For the fiscal year ended November 30, 2013 the Fund incurred $841,962 in Support services fees.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2013 (Continued)

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  The Officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the fiscal year ended November 30, 2013 were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$199,439,016	$34,136,663

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended November 30, 2013 and fiscal year ended November 30, 2012 was as follows:

	November 30, 2013	November 30, 2012
Distributions paid from:
Ordinary Income	$3,789,717	$90,061
Long-term capital gain	$62,420	$—

Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2013 (Continued)

As of November 30, 2013, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$388,102,829
Gross tax unrealized appreciation	96,703,408
Gross tax unrealized depreciation	(16,609,356)
Net tax unrealized appreciation	80,094,052
Undistributed ordinary income	294,121
Undistributed long-term capital gain	5,502,765
Total distributable earnings	5,796,886
Other accumulated loss	(375,542)
Total accumulated earnings	$85,515,396

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the tax treatment of Passive Foreign Investment Companies held by the Fund and due to the treatment of short-term capital gains as ordinary income for tax purposes.

GoodHaven Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
GoodHaven Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GoodHaven Fund (“The Fund”), a series of Professionally Managed Portfolios, as of November 30, 2013 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years for the period then ended, and the financial highlights for each of the two years in the period then ended and for the period April 8, 2011 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GoodHaven Fund as of November 30, 2013, the results of its operations the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period April 8, 2011 (commencement of operations) to November 30, 2011 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 24, 2014

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2013 (Unaudited)

As a shareholder of the GoodHaven Fund (the “Fund”) you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2013 – November 30, 2013).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example.  The example includes, but is not limited to, management fees and support services.  However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2013 (Unaudited) (Continued)

shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2013 –
	June 1, 2013	November 30, 2013	November 30, 20131
Actual	$1,000.00	$1,021.70	$5.57
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.55	$5.57

1
The calculations are based on expenses incurred during the most recent six-month period.  The annualized six-month expense ratio for the GoodHaven Fund during that period was 1.10%.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the most recent twelve month period.

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 12 and 13, 2013, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) for the GoodHaven Fund, a series of Professionally Managed Portfolios, with GoodHaven Capital Management, LLC (the “Advisor” or “GoodHaven”), for another annual term.  At this meeting and at a prior meeting held on May 14 and 15, 2013, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at GoodHaven that would be involved in the day-to-day activities of the Fund.  The Trustees also considered the resources and compliance structure of GoodHaven, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, the Advisor’s disaster recovery plan, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Investment Advisory Agreement and that the nature, overall quality, and extent of the management services are satisfactory.

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Fund substantially outperformed its peer group median for the one-year time period.  The Board took into consideration the short period of time the Fund has been operational.

The Board took into consideration the Fund’s underperformance compared to its similarly managed accounts, but found the differences to be reasonable.  The Board noted that the performance difference was primarily due to the Fund holding more cash following its initial launch compared to the separate accounts during a period of strong stock performance.

3.
Costs of Services Provided and Profits Realized by GoodHaven.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Fund’s advisory fees and net expenses were above its peer group median.  The Board also noted that GoodHaven had entered into a Support Services Agreement under which the Advisor is responsible for paying the Fund’s other customary operating expenses.  For its services under the Support Services Agreement, the Advisor pays 0.20% as a percentage of average daily net assets.  (The Board noted that the Fund would be responsible for paying any extraordinary Fund expenses.)  The Board concluded that, as the Fund was relatively new, the fees paid to the Advisor were not unreasonable.

The Board took into consideration the services the Advisor provided to its similarly managed institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the fees charged to the Fund were in line with the fees charged by the Advisor to its similarly managed institutional and separately managed account clients.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that through the Support Services Agreement, the Advisor had contractually agreed to ensure that the Fund’s expenses remained at a stable and consistent level.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Trustees reviewed GoodHaven’s financial information and took into account both the likely direct and indirect benefits

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

to GoodHaven from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
And Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	1	Director, PNC
(born 1943)	and	Term;	Talon Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(business consulting);
Fund Services, LLC		May 1991.	formerly, Executive
2020 E. Financial Way			Vice President and Chief
Suite 100			Operating Officer,
Glendora, CA 91741			Integrated Asset
Management (investment
advisor and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller Trust		The Univ. of
Fund Services, LLC		May 1991.	Co., (prior thereto Senior		Virginia Law
2020 E. Financial Way			Vice President), and		School Fdn.
Suite 100			Managing Director,
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon, Inc.

Eric W. Falkeis(3)	Trustee	Indefinite	President and Chief	1	None.
(born 1973)		Term;	Operating Officer,
c/o U.S. Bancorp		Since	Direxion Funds since 2013;
Fund Services, LLC		September	formerly, Senior Vice
2020 E. Financial Way		2011.	President, and Chief
Suite 100			Financial Officer (and other
Glendora, CA 91741			positions), U.S. Bancorp Fund
Services, LLC, (1997-2013).

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
And Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years

Carl A. Froebel	Trustee	Indefinite	Formerly President and	1	None.
(born 1938)		Term;	Founder, National Investor
c/o U.S. Bancorp		Since	Data Services, Inc.
Fund Services, LLC		May 1991.	(investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July	1	Independent
(born 1950)		Term;	2001; formerly, Executive		Trustee, The
c/o U.S. Bancorp		Since	Vice President, Investment		Managers
Fund Services, LLC		May 1991.	Company Administration,		Funds;
2020 E. Financial Way			LLC (mutual fund		Trustee,
Suite 100			administrator).		Managers
Glendora, CA 91741					AMG Funds,
Aston Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		March	Fund Services, LLC,
2020 E. Financial Way		2013.	since July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
And Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years

Eric C. VanAndel	Treasurer	Indefinite	Vice President, U.S.	Not	Not
(born 1975)		Term;	Bancorp Fund Services,	Applicable.	Applicable.
c/o U.S. Bancorp		Since	LLC, since April 2005.
Fund Services, LLC		April
615 East Michigan St.		2013.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice President	Not	Not
(born 1966)	Compli-	Term;	and Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp	ance		U.S. Bancorp Fund
Fund Services, LLC	Officer		Services, LLC since
615 East Michigan St.	Anti-	Indefinite	August 2004.
Milwaukee, WI 53202	Money	Term;
	Laun-	Since
	dering	July 2011.
Officer
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)
Prior to March 8, 2013, Mr. Falkeis was an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

GoodHaven Fund

ADDITIONAL INFORMATION

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended November 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 76.92%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2013, was 74.39%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 654-6639.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents.  The Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal
information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal
information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share;
and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—	Yes	Yes
information about your creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)

What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

(This Page Intentionally Left Blank.)

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
4940 SW 83rd Street
Miami, Florida  33143

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

GoodHaven Fund
855-OK-GOODX (855-654-6639)
Symbol – GOODX
CUSIP – 74316J763

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

GoodHaven Fund
	FYE 11/30/2013	FYE 11/30/2012
Audit Fees	$18,000	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2013	FYE 11/30/2012
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

          GoodHaven Fund
Non-Audit Related Fees	FYE 11/30/2013	FYE 11/30/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)* /s/ Elaine E. Richards
  Elaine E Richards, President

Date  January 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Elaine E. Richards
  Elaine E Richards, President

Date  January 23, 2014

By (Signature and Title)* /s/ Eric C. VanAndel
  Eric C. VanAndel, Treasurer

Date  January 27, 2014

* Print the name and title of each signing officer under his or her signature.